SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 5, 2004


                          CUMBERLAND TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                Florida                                0-10927                             59-3094503
                -------                                -------                             ----------
    (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
            incorporation)



        4311 West Waters Avenue
               Suite 501                                         33614
                                                                 -----
           Tampa, Florida                                     (Zip Code)
        -----------------------
         (Address of principal
          executive offices)


        Registrant's telephone number including area code: (813) 885-2112

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

As previously reported, on February 26, 2004, Cumberland Casualty & Surety Company ("CCS"), a wholly-owned subsidiary of Cumberland Technologies, Inc., a Florida corporation (the "Company"), undertook insolvency proceedings by filing a voluntary petition for rehabilitation for CCS under Chapter 631, Part 1 of the Florida Statutes (the "Rehabilitation Statute") with the Florida Department of Financial Services (the "Department"). Under the Rehabilitation Statute, the Department became the receiver for CCS, and the authority of the officers and directors of CCS over CCS has been suspended until any such authority should be redelegated by the Department. Since that date, CCS has operated under the supervision of the Department.

On April 23, 2004, the Department, acting as the receiver for CCS, appointed Carter, Cartier, Melby and Guarins CPAs, P.A. as the new accountant of CCS to perform the audit of CCS required by insurance regulations. The Department did not take action to designate or change the principal accountants of CCS for purposes of financial reports made with the Securities and Exchange Commission. The foregoing actions were taken by the Department without the participation of the Board of Directors of the Company.

On May 5, 2004, Deloitte & Touche LLP ("Deloitte") resigned as independent auditors for the Company after being informed that it had been replaced by the Department as the independent auditors for CCS.

As of the date of its resignation, Deloitte had not performed an audit of the Company's financial statements for the year ended December 31, 2003. Deloitte's reports on the consolidated financial statements of the Company and its subsidiaries for the two fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and the subsequent interim period preceding Deloitte's resignation there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreement with its reports on the Company's consolidated financial statements for such years, nor have there been any reportable events as listed in Item 304(a)(l)(v) of Regulation S-K except as described below.

As previously reported, the Company expects to incur a charge resulting from adverse loss developments during 2003 and adjustments to reinsurance receivables of CCS, all related to claims incurred over the past three years and claims exceeding CCS's reinsurance treaty limits.

In February 2004, Deloitte advised the Company that information had been brought to its attention relating to potential questionable activities with respect to the Company's analysis and recording of reinsurance receivables and Deloitte requested that the Board of Directors of the Company conduct an investigation to determine whether or not any illegal action or other misconduct occurred. As of the date of Deloitte's resignation, this investigation remains ongoing. The Company has authorized Deloitte to respond fully to the inquiries of the successor accountant concerning this matter.

The Company has requested Deloitte to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in paragraphs 3, 4, 5 and 7 of this Item 4 and, if not, stating the respect in which it does not agree. A copy of that letter from Deloitte to the Securities and Exchange Commission is filed as Exhibit 16.1 to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number    Description

         16.1              Letter from Deloitte & Touche LLP dated May 12, 2004

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CUMBERLAND TECHNOLOGIES, INC.


Date:   May 12, 2004                By:   /s/ Joseph M. Williams
                                         --------------------------------------
                                             Joseph M. Williams,
                                             President